UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2013

Cliffs Natural Resources Inc.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-8944 (Commission File Number)	34-1464672 (IRS Employer Identification No.)
200 Public Square, Suite 3300, Cleveland, Ohio (Address of principal executive offices)		44114-2315 (Zip Code)

Registrant's telephone number, including area code: (216) 694-5700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On February 20, 2013, Cliffs Natural Resources Inc. (the "Company") filed a Certificate of Amendment (the "Amendment") to its Second Amended Articles of Incorporation, as amended, with the Secretary of State of the State of Ohio, establishing and fixing the rights and preferences of up to 776,250 shares of its 7.00% Series A Mandatory Convertible Preferred Stock, Class A, without par value (the "Mandatory Convertible Preferred Stock"). A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Subject to the rights of holders of any class of capital stock ranking prior to the Mandatory Convertible Preferred Stock with respect to dividends, holders of shares of Mandatory Convertible Preferred Stock will be entitled to receive, when, as and if declared by the Company’s board of directors, out of funds legally available for payment, cumulative cash dividends at the rate per annum of 7.00% on the liquidation preference of $1,000 per share of Mandatory Convertible Preferred Stock (equivalent to $70.00 per annum per share). Declared dividends on the Mandatory Convertible Preferred Stock will be payable quarterly on February 1, May 1, August 1 and November 1 of each year to and including February 1, 2016, commencing May 1, 2013, to record holders as of the immediately preceding January 15, April 15, July 15 or October 15.

With respect to the payment of dividends and amounts upon the Company's liquidation, the shares of Mandatory Convertible Preferred Stock will rank on a parity with all of the Company’s other shares of Class A Preferred Stock issued in the future and senior to the Company’s common shares, par value $0.125 per share (the "Common Shares"). In the event of the Company's voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Stock will be entitled to receive out of the Company’s assets that are legally available for distribution to shareholders of the Company, before any distribution is made to holders of the Common Shares or other equity securities ranking junior to the Mandatory Convertible Preferred Stock, a liquidation distribution in the amount of $1,000 per share of Mandatory Convertible Preferred Stock, plus an amount equal to all then accrued and unpaid dividends to the date of such liquidation distribution. Distribution will be made only to the extent that the Company’s assets are available after satisfaction of all liabilities to creditors, subject to the rights of holders of any securities of the Company ranking prior to the Mandatory Convertible Preferred Stock, and ratably upon outstanding shares of Mandatory Convertible Preferred Stock and all outstanding shares of stock of all classes ranking on a parity with the Class A Preferred Stock in proportion to the full liquidation preference to which each such share is entitled.

The shares of Mandatory Convertible Preferred Stock will not be redeemable, and no ''sinking fund'' is provided for the Mandatory Convertible Preferred Stock, which means that the Company is not required to redeem or retire shares of Mandatory Convertible Preferred Stock periodically.

Each share of Mandatory Convertible Preferred Stock will automatically convert into a number of Common Shares on the Mandatory Conversion Date (as defined in the Amendment), if not earlier converted at the option of the holder upon the occurrence of a Fundamental Change (as defined in the Amendment) or otherwise. The number of Common Shares issuable upon the Mandatory Conversion Date with respect to each share of Mandatory Convertible Preferred Stock will be a variable amount based on the average of the daily volume weighted average price per Common Share during a specified period of 20 consecutive trading days, with the number of Common Shares ranging from 28.1480 to 34.4840 Common Shares per share of Mandatory Convertible Preferred Stock, subject to anti-dilution adjustments set forth in the Amendment.

At any time prior to February 1, 2016, holders of the Mandatory Convertible Preferred Stock may elect to convert their shares at the Minimum Conversion Rate (as defined in the Amendment). Upon a Fundamental Change (as defined in the Amendment) that occurs on or prior to February 1, 2016, holders of the Mandatory Convertible Preferred Stock may elect to convert their shares at the Fundamental Change Conversion Rate (as defined in the Amendment).

The foregoing is a summary and is not complete. The full terms of the Mandatory Convertible Preferred Stock are set forth in the Amendment, filed as Exhibit 3.1 hereto and incorporated herein by reference. The terms of the depositary shares, each representing a 1/40th interest in a share of the Mandatory Convertible Preferred Stock (the "Depositary Shares"), are set forth in the Deposit Agreement, dated February 21, 2013 (the "Deposit Agreement"), by and between the Company and Wells Fargo Bank, N.A., as Depositary. A copy of the Deposit Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 20, 2013, the Company filed the Amendment with the Secretary of State of the State of Ohio, establishing and fixing the rights and preferences of up to 776,250 shares of the Mandatory Convertible Preferred Stock. A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01. Other Events.

In connection with the offering and sale of (i) up to 10,350,000 of its Common Shares and (ii) up to 31,050,000 of its Depositary Shares, the Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-186617):

1.	Underwriting Agreement, dated as of February 14, 2013, by and among the Company and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting as representatives of the several underwriters named therein (Common Shares).

2.	Underwriting Agreement, dated as of February 14, 2013, by and among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., acting as representatives of the several underwriters named therein (Depositary Shares).

3.	Certificate of Amendment to the Second Amended Articles of Incorporation, as amended, of the Company.

4.	Deposit Agreement, dated as of February 21, 2013, by and between the Company and Wells Fargo Bank, N.A., as Depositary (including Form of Depositary Receipt).

5.	Specimen Certificate for 7.00% Series A Mandatory Convertible Preferred Stock, Class A, without par value, of the Company.

6.	Opinions of Jones Day.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of February 14, 2013, by and among the Company and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting as representatives of the several underwriters named therein (Common Shares).
1.2	Underwriting Agreement, dated as of February 14, 2013, by and among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., acting as representatives of the several underwriters named therein (Depositary Shares).
3.1	Certificate of Amendment to the Second Amended Articles of Incorporation, as amended, of Cliffs Natural Resources Inc.
4.1	Deposit Agreement, dated as of February 21, 2013, by and between Cliffs Natural Resources Inc. and Wells Fargo Bank, N.A., as Depositary (including Form of Depositary Receipt).

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4.2	Specimen Certificate for 7.00% Series A Mandatory Convertible Preferred Stock, Class A, without par value, of Cliffs Natural Resources Inc.
5.1	Opinion of Jones Day (Common Shares).
5.2	Opinion of Jones Day (Depositary Shares).
23.1	Consent of Jones Day (included in Exhibit 5.1).
23.2	Consent of Jones Day (included in Exhibit 5.2).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIFFS NATURAL RESOURCES INC.

February 21, 2013	By:	/s/ Carolyn E. Cheverine
Name: Carolyn E. Cheverine Title: Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of February 14, 2013, by and among the Company and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting as representatives of the several underwriters named therein (Common Shares).
1.2	Underwriting Agreement, dated as of February 14, 2013, by and among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., acting as representatives of the several underwriters named therein (Depositary Shares).
3.1	Certificate of Amendment to the Second Amended Articles of Incorporation, as amended, of Cliffs Natural Resources Inc.
4.1	Deposit Agreement, dated as of February 21, 2013, by and between Cliffs Natural Resources Inc. and Wells Fargo Bank, N.A., as Depositary (including Form of Depositary Receipt).
4.2	Specimen Certificate for 7.00% Series A Mandatory Convertible Preferred Stock, Class A, without par value, of Cliffs Natural Resources Inc.
5.1	Opinion of Jones Day (Common Shares).
5.2	Opinion of Jones Day (Depositary Shares).
23.1	Consent of Jones Day (included in Exhibit 5.1).
23.2	Consent of Jones Day (included in Exhibit 5.2).

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